Exhibit 99.1

EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer        Chief Financial Officer
(206) 674-3427         (206) 674-3412
FOR IMMEDIATE RELEASE
_____________________________________________________________________________________________
EXPEDITORS REPORTS FOURTH QUARTER 2011 EPS OF $.43 PER SHARE 1

SEATTLE, WASHINGTON - February 21, 2012, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $92,843,000 for the fourth quarter of 2011, as compared with $96,502,000 for the same quarter of 2010, a decrease of (4)%. Net revenues for the fourth quarter of 2011 increased 5% to $476,155,000 as compared with $453,362,000 reported for the fourth quarter of 2010. Total revenues and operating income were $1,501,914,000 and $155,064,000 in 2011, as compared with $1,582,135,000 and $148,572,000 for the same quarter of 2010, a decrease of (5)% and an increase of 4%, respectively. Diluted net earnings attributable to shareholders per share for the fourth quarter were $.43, as compared with $.45 for the same quarter in 2010, a decrease of (4)%.

For the year ended December 31, 2011, net earnings attributable to shareholders was $385,679,000, as compared with $344,172,000 in 2010, an increase of 12%. Net revenues for the year increased to $1,896,477,000 from $1,692,786,000 for 2010, up 12%. Total revenues and operating income for the year were $6,150,498,000 and $618,327,000 in 2011, as compared with $5,967,573,000 and $547,230,000 for the same period in 2010, increases of 3% and 13%, respectively. Diluted net earnings attributable to shareholders per share for the year ended December 31, 2011 were $1.79, as compared with $1.59 for the same period of 2010, an increase of 13%.

“From a strategic perspective, our 2011 fourth quarter financial results showed all the things we think are important,” said Peter J. Rose, Chairman and Chief Executive Officer.“ Operating income as a percentage of net revenue, at 32.6%, remained well above 30% for the seventh straight quarter while salaries as a percentage of net revenue were very much in line with our historical expectations. All in all, we think the things we can control most, we controlled best. From a tactical perspective, however, we would like to have seen stronger freight volumes as the customary real peak season surge never materialized. The lack of a peak season created irregular demand throughout the quarter. While this resulted in some intermittent spot buying opportunities in both the air and ocean freight markets, ultimately they were not sufficient to compensate for relatively weaker freight demand. Despite this quarters unpredictable shipping patterns, we still managed to grow both net revenue and operating income 5% and 4% respectively. That's something we take great comfort in. For the year ended 2011, net revenue and operating income increased 12% and 13% respectively. That is the kind of annual performance we don't feel particularly compelled to apologize for…particularly in these times,” Rose continued.

"Our third quarter 2011 earnings release highlighted our concerns about global trends for the remainder for 2011 and 2012. While 2011 was a record year, and we are generally optimistic about 2012, the underlying flow of goods both in the global economy and throughout our network in January still give us some cause to reiterate those concerns in the near term. That said, given the outstanding talents and abilities of our people and the support of both our customers and service providers, we remain very confident that we have the wherewithal to successfully address any near term challenges that may occur by staying true to our proven, long-term values and objectives," concluded Rose.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 185 full-service offices and 64 satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

________________________
1 Diluted earnings attributable to shareholders per share.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2011 Earnings Release, February 21, 2012

Financial Highlights for the Three months and Years ended December 31, 2011 and 2010 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended December 31,			Years ended December 31,
	2011	2010	% Increase (Decrease)	2011	2010	% Increase
Revenues	$1,501,914	$1,582,135	(5)%	$6,150,498	$5,967,573	3%
Net revenues	$476,155	$453,362	5%	$1,896,477	$1,692,786	12%
Operating income	$155,064	$148,572	4%	$618,327	$547,230	13%
Net earnings attributable to shareholders	$92,843	$96,502	(4)%	$385,679	$344,172	12%
Diluted earnings attributable to shareholders	$.43	$.45	(4)%	$1.79	$1.59	13%
Basic earnings attributable to shareholders	$.44	$.45	(2)%	$1.82	$1.62	12%
Diluted weighted average shares outstanding	214,159,723	216,587,468		215,033,580	216,446,656
Basic weighted average shares outstanding	211,988,482	212,217,035		212,117,511	212,283,966

	Employee headcount as of December 31,
	2011	2010
North America	4,666	4,400
Asia Pacific	4,083	3,864
Europe and Africa	2,262	2,074
Middle East	1,250	1,169
South America	645	607
Information Systems	558	559
Corporate	228	197
Total	13,692	12,870

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2011
October	(14)%	2%
November	(6)%	1%
December	(9)%	7%
Quarter	(10)%	3%

During the fourth quarter of 2011, the Company closed one satellite office in Detroit-Ambassador Bridge, United States.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future ability to maintain operating income as a percentage of net revenue over 30%, ability to benefit in the future from spot buying opportunities, ability to grow net revenue and operating income, changes in consumer confidence in freight volumes, and ability to succeed in 2012, both from a near and long-term perspective. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	December 31, 2011	December 31, 2010
Assets
Current Assets:
Cash and cash equivalents	$1,294,356	$1,084,465
Short-term investments	472	524
Accounts receivable, net	934,752	1,003,884
Deferred Federal and state income taxes	10,415	8,706
Other current assets	46,888	42,776
Total current assets	2,286,883	2,140,355
Property and equipment, net	538,806	498,648
Goodwill, net	7,927	7,927
Other intangibles, net	2,630	3,716
Other assets, net	30,581	28,533
	$2,866,827	$2,679,179
Liabilities and Equity
Current Liabilities:
Accounts payable	606,628	652,161
Accrued expenses, primarily salaries and related costs	169,445	177,869
Federal, state and foreign income taxes	20,072	31,948
Total current liabilities	796,145	861,978
Deferred Federal and state income taxes	60,613	69,047
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,003,662 shares at December 31, 2011 and 212,047,774 shares at December 31, 2010	2,120	2,120
Additional paid-in capital	13,260	13,412
Retained earnings	1,991,222	1,717,249
Accumulated other comprehensive (loss) income	(2,964)	8,125
Total shareholders’ equity	2,003,638	1,740,906
Noncontrolling interest	6,431	7,248
Total equity	2,010,069	1,748,154
	$2,866,827	$2,679,179

21-February-2012        Expeditors International of Washington, Inc.                    Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2011	2010	2011	2010
Revenues:
Airfreight services	$705,744	$778,009	$2,893,474	$2,821,828
Ocean freight and ocean services	441,102	481,263	1,878,595	1,955,400
Customs brokerage and other services	355,068	322,863	1,378,429	1,190,345
Total revenues	1,501,914	1,582,135	6,150,498	5,967,573
Operating Expenses:
Airfreight consolidation	534,159	604,309	2,193,122	2,181,598
Ocean freight consolidation	333,567	379,250	1,443,170	1,569,877
Customs brokerage and other services	158,033	145,214	617,729	523,312
Salaries and related costs	247,917	237,822	993,358	894,132
Rent and occupancy costs	20,578	19,988	84,665	77,209
Depreciation and amortization	9,146	9,310	36,776	36,900
Selling and promotion	10,447	9,593	38,974	32,055
Other	33,003	28,077	124,377	105,260
Total operating expenses	1,346,850	1,433,563	5,532,171	5,420,343
Operating income	155,064	148,572	618,327	547,230

Interest income	2,715	2,064	10,235	7,002
Interest expense	(248)	(198)	(970)	(576)
Other, net	(2,330)	1,181	10,436	10,412
Other income (expense), net	137	3,047	19,701	16,838
Earnings before income taxes	155,201	151,619	638,028	564,068
Income tax expense	62,061	55,171	251,785	219,863
Net earnings	93,140	96,448	386,243	344,205
Less net earnings (losses) attributable to the noncontrolling interest	297	(54)	564	33
Net earnings attributable to shareholders	$92,843	$96,502	$385,679	$344,172
Diluted earnings attributable to shareholders per share	$.43	$.45	$1.79	$1.59
Basic earnings attributable to shareholders per share	$.44	$.45	$1.82	$1.62
Dividends declared and paid per common share	$.25	$.20	$.50	$.40
Weighted average diluted shares outstanding	214,159,723	216,587,468	215,033,580	216,446,656
Weighted average basic shares outstanding	211,988,482	212,217,035	212,117,511	212,283,966

21-February-2012        Expeditors International of Washington, Inc.                    Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2011	2010	2011	2010
Operating Activities:
Net earnings	$93,140	$96,448	$386,243	$344,205
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	166	305	1,327	3,414
Deferred income tax expense (benefit)	5,598	8,048	(4,065)	10,569
Excess tax benefits from stock plans	(232)	(12,274)	(5,300)	(23,863)
Stock compensation expense	10,832	10,696	44,278	43,743
Depreciation and amortization	9,146	9,310	36,776	36,900
Loss (gain) on sale of assets	414	140	360	(321)
Other	308	304	2,136	1,536
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	58,717	77,947	46,915	(188,823)
(Increase) decrease in other current assets	(1,620)	1,484	(7,483)	(1,475)
(Decrease) increase in accounts payable and accrued expenses	(54,879)	(60,302)	(40,819)	130,138
(Decrease) increase in income taxes payable, net	(13,654)	2,725	(3,237)	39,495
Net cash provided by operating activities	107,936	134,831	457,131	395,518
Investing Activities:
Decrease in short-term investments	6	81	29	188
Purchase of property and equipment	(19,261)	(15,755)	(78,115)	(42,408)
Proceeds from sale of property and equipment	84	92	193	360
Prepayment on long-term leases, net	—	—	(936)	—
Other	253	(632)	(1,510)	(319)
Net cash used in investing activities	(18,918)	(16,214)	(80,339)	(42,179)
Financing Activities:
Proceeds from issuance of common stock	2,055	38,826	56,646	99,784
Repurchases of common stock	(3,499)	(106,862)	(112,071)	(246,312)
Excess tax benefits from stock plans	232	12,274	5,300	23,863
Dividends paid	(52,997)	(42,475)	(106,011)	(84,872)
Distribution to noncontrolling interest	(133)	(88)	(955)	(1,051)
Net cash used in financing activities	(54,342)	(98,325)	(157,091)	(208,588)
Effect of exchange rate changes on cash and cash equivalents	(1,134)	6,947	(9,810)	13,785
Increase in cash and cash equivalents	33,542	27,239	209,891	158,536
Cash and cash equivalents at beginning of period	1,260,814	1,057,226	1,084,465	925,929
Cash and cash equivalents at end of period	$1,294,356	$1,084,465	$1,294,356	$1,084,465
Interest and taxes paid:
Interest	$231	$57	$296	$110
Income taxes	83,454	42,369	266,621	171,618

21-February-2012        Expeditors International of Washington, Inc.                    Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2011:
Revenues from unaffiliated customers	$383,830	48,839	19,490	761,092	218,074	70,589	—	1,501,914
Transfers between geographic areas	24,639	2,641	5,356	10,159	10,570	4,592	(57,957)	—
Total revenues	$408,469	51,480	24,846	771,251	228,644	75,181	(57,957)	1,501,914
Net revenues	$183,381	24,367	14,673	150,262	76,950	26,522	—	476,155
Operating income	$41,652	10,314	5,056	68,971	19,048	10,023	—	155,064
Identifiable assets	$1,521,657	86,020	48,221	667,171	401,518	141,379	861	2,866,827
Capital expenditures	$8,404	199	166	8,760	1,288	444	—	19,261
Depreciation and amortization	$5,222	208	226	1,605	1,400	485	—	9,146
Equity	$1,285,812	49,571	27,346	448,613	145,998	85,605	(32,876)	2,010,069
Three months ended December 31, 2010:
Revenues from unaffiliated customers	$368,584	43,083	19,010	867,844	203,958	79,656	—	1,582,135
Transfers between geographic areas	26,804	3,114	4,850	8,976	11,371	4,266	(59,381)	—
Total revenues	$395,388	46,197	23,860	876,820	215,329	83,922	(59,381)	1,582,135
Net revenues	$177,438	20,322	13,509	146,191	72,528	23,374	—	453,362
Operating income	$45,968	7,204	4,830	64,006	19,245	7,319	—	148,572
Identifiable assets	$1,343,098	95,298	51,326	612,085	432,019	144,043	1,310	2,679,179
Capital expenditures	$4,991	157	332	1,776	7,968	531	—	15,755
Depreciation and amortization	$5,372	321	241	1,885	940	551	—	9,310
Equity	$1,089,053	46,601	27,462	371,610	160,428	84,456	(31,456)	1,748,154

Twelve months ended December 31, 2011:
Revenues from unaffiliated customers	$1,540,477	189,843	82,312	3,144,641	891,185	302,040	—	6,150,498
Transfers between geographic areas	101,738	11,095	21,222	40,012	43,359	17,897	(235,323)	—
Total revenues	$1,642,215	200,938	103,534	3,184,653	934,544	319,937	(235,323)	6,150,498
Net revenues	$732,299	90,432	59,968	605,151	307,471	101,156	—	1,896,477
Operating income	$210,702	29,209	19,151	258,952	72,248	28,065	—	618,327
Identifiable assets	$1,521,657	86,020	48,221	667,171	401,518	141,379	861	2,866,827
Capital expenditures	$23,219	1,122	628	25,295	25,856	1,995	—	78,115
Depreciation and amortization	$20,037	1,038	999	7,243	5,414	2,045	—	36,776
Equity	$1,285,812	49,571	27,346	448,613	145,998	85,605	(32,876)	2,010,069
Twelve months ended December 31, 2010:
Revenues from unaffiliated customers	$1,348,259	163,750	74,327	3,349,960	729,022	302,255	—	5,967,573
Transfers between geographic areas	99,547	10,836	16,932	32,837	40,778	16,184	(217,114)	—
Total revenues	$1,447,806	174,586	91,259	3,382,797	769,800	318,439	(217,114)	5,967,573
Net revenues	$666,669	77,079	50,937	543,869	264,663	89,569	—	1,692,786
Operating income	$198,393	23,521	15,985	222,944	63,115	23,272	—	547,230
Identifiable assets	$1,343,098	95,298	51,326	612,085	432,019	144,043	1,310	2,679,179
Capital expenditures	$18,128	574	1,320	5,743	14,383	2,260	—	42,408
Depreciation and amortization	$20,125	1,344	880	7,511	4,661	2,379	—	36,900
Equity	$1,089,053	46,601	27,462	371,610	160,428	84,456	(31,456)	1,748,154

21-February-2012        Expeditors International of Washington, Inc.                    Page 6 of 6